SECURITY AGREEMENT

         Security Agreement (this "Agreement") dated as of April 24, 2002 made by Save On Energy, Inc., a Georgia corporation (the "Grantor"), to SWI Holdings, Limited, a Bermuda corporation (the "Secured Party").

         PRELIMINARY STATEMENTS:

         1. The Secured Party has made a certain loan to Grantor evidenced by a certain promissory note dated as of the date hereof in the form of Exhibit A hereto in the original principal amount of $50,000 (the "Note"); and

         2. It is the understanding of each of Grantor and Secured Party that additional loans may be made from time to time by Secured Party to Grantor as evidenced by additional promissory notes ("Additional Notes", and together with the Note, the "Notes")

         3. The Secured Party and the Grantor have agreed, among other things, that this Agreement shall be entered into between Grantor and Secured Party in order to secure the amounts owed by Grantor to Secured Party under the Notes.

         NOW, THEREFORE, Grantor hereby agrees with Secured Party as follows:

         SECTION 1. Grant of Security. Grantor hereby assigns, conveys, transfers, delivers and pledges, and hereby grants, to Secured Party a continuing perfected security interest in and general lien upon (collectively, the "Pledge"), all of Grantors' right, title and interest in and to the following:

         (a) all of the assets of the Grantor, whether now owned or hereafter acquired, whether now or hereafter existing (collectively, the "Collateral");

         (b) the right to sue or otherwise recover for any misappropriation or infringement of the Collateral or any rights or interests therein; and

         (c)  all proceeds of the foregoing.

         SECTION 2. Security for Obligations. The Pledge under this Agreement by Grantor secures the payment of all obligations of Grantor to Secured Party now or hereafter existing under this Agreement and the Notes whether for principal, interest, fees, expenses or otherwise (all such obligations being the "Secured Obligations"). Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Secured Obligations and would be owed by Grantor to Secured Party but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving Grantor.

         SECTION 3. Grantor Remains Liable. Anything herein to the contrary notwithstanding, (i) Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by Secured Party of any of the rights or remedies hereunder shall not release Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (iii) Secured Party has no obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of Grantor thereunder or to take any action to collect or enforce any claim for payment Pledged hereunder.

         SECTION 4. Representations and Warranties. Grantor represents and warrants as to itself and the Collateral as follows, which representations and warranties shall be deemed repeated by Grantor on each day on which any Secured Obligations remain outstanding:

         (a) Grantor is a corporation duly organized, validly existing, and in good standing under the laws of the state of Georgia.

         (b) Grantor has full corporate power and authority to (i) carry on its present business as currently conducted, (ii) own its properties and assets,
(iii) execute and deliver this Agreement, (iv) borrow and repay with interest the loan evidenced by the Notes, and (v) perform all of its obligations hereunder. The Company has taken all requisite corporate and other action to authorize the execution, delivery and performance of this Agreement. This Agreement has been duly executed and delivered by the Company.

         (c) This Agreement creates a valid, binding, enforceable and perfected Pledge and security interest in and general Lien upon the Collateral, securing the payment of the Secured Obligations.

         (d) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the Pledge granted by Grantor hereby or the execution, deliver or performance of this Agreement by Grantor, (ii) the perfection or maintenance of the Pledge created hereby, or (iii) the exercise by Secured Party of its rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, in each case other than the filing of financing and continuation statements under the Uniform Commercial Code, and appropriate filings with the United States Patent and Trademark Office.

         (e) Grantor has made all necessary filings and recordation to protect and maintain its interest in the Collateral.

         (f) Grantor is the sole legal and beneficial owner of the entire right, title and interest in and to the Collateral free and clear of any lien, claim, security interest, pledge, assignment, option, license or other encumbrance of any kind (collectively, a "Lien"), except for (i) the Pledge created by this Agreement, (ii) the lien held by Peachtree National Bank arising out of a certain commercial credit facility maintained by the Grantor (the "Peachtree Lien"), and (iii) the lien held by New York State Electric and Gas Corporation ("NYSEG") in the assets of Alternative Energy Technologies, Inc. ("AET"), a wholly-owned subsidiary of Grantor, which lien arose out of a payment obligation (the "NYSEG Obligation") relating to the sale of certain assets by NYSEG to Grantor (the "AET Lien")(the Peachtree Lien and the AET Lien are referred to jointly as the "Permitted Liens"). No effective financing statement or other instrument similar in effect covering all or any part of the Collateral or listing Grantor or any trade name of Grantor as debtor is on file in any recording office (including, without limitation, the United States Patent and Trademark office) except for the Permitted Liens.

         (g) Grantor has not made a previous assignment, transfer or agreement constituting a present or future assignment, transfer or encumbrance of any of the Collateral. Grantor has not granted any license, release, covenant not to sue or non-assertion assurance to any person or entity with respect to any part of the Collateral.

         (h) Grantor has no knowledge of the existence of any right or any claim that is likely to be made by any third party relating to any item of Collateral.

         (i) No claim has been made and is continuing or threatened that any item of Collateral is invalid or unenforceable or that the use by Grantor of any Collateral does or may violate the rights of any person or entity.

         (j) There are no conditions precedent to the effectiveness of this Agreement that have not been satisfied or waived.

         (k) There are no legal actions, suits, arbitration proceedings, official investigations or other proceedings pending or, to the knowledge of the Grantor, threatened against the Grantor that if adversely determined would materially affect the Collateral or the validity or enforceability of this Agreement.

         (l) Grantor is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), has a class of securities registered under Section 15 of the Exchange Act, and has filed all reports required by the Exchange Act since the date Grantor first became subject to such reporting obligations, except for the most recent 10-KSB as of 12/31/01 which was due as of 3/31/02 and which, as of the date hereof, remains unfiled and delinquent.

         (m) Except for the NYSEG Obligation, Grantor is not in default under any agreement relating to, or instrument evidencing, indebtedness or any other material agreement to which it is a party or by which it or its assets are bound.

         (n) Grantor's principal place of business is located at 4851 Georgia Highway 85, Suite 210, Forest Park, Georgia 30297.

         SECTION 5.        Further Assurances and Other Covenants.

         (a) Grantor shall maintain as its independent auditors an accounting firm authorized to practice before the SEC.

         (b) Grantor shall maintain its corporate existence in good standing and shall pay and discharge in a timely manner in order to avoid material penalties all material taxes and governmental charges upon it or against any of its properties or assets, except to the extent that Grantor shall be contesting in good faith its obligation to pay such taxes or charges. Grantor shall make timely filings of all material tax returns and governmental reports required to be filed or submitted under any applicable laws.

         (c) Grantor shall not (i) transfer, sell, convey or otherwise dispose of any of its material assets to any subsidiary except for a cash or cash equivalent consideration and for a proper business purpose, or (ii) transfer, sell, convey or otherwise dispose of any of its material assets to any Affiliate, as defined below, during the period that any amounts remain outstanding under any of the Notes. For purposes hereof, "Affiliate" shall mean any officer of Grantor, director of Grantor or owner of twenty percent (20%) or more of the common stock or other securities of Grantor.

         (d) Grantor shall timely file all reports required under the Exchange Act and fulfill all requirements for maintenance of the listing of its common stock on the OTC Bulletin Board, except for the most recent 10-KSB as of 12/31/01, which was due as of 3/31/02 and which, as of the date hereof, remains delinquent (the continued non-filing of which could result in delisting).

         (e) Grantor shall maintain in full force and effect and comply with all consents, authorizations, approvals, licenses and orders of any governmental or other authority that are required to be obtained by it with respect to this Agreemnt, the Notes or the transactions contemplated thereby and shall use all reasonable efforts to obtain any such consents, authorizations, approvals, licenses and orders that may become necessary in the future.

         (f) Grantor agrees that from time to time, at its own expense, it shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that Secured Party may deem desirable and may reasonably request, in order to create, maintain, perfect and protect any Pledge, assignment, lien or security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to all or any part of the Collateral.

         (g) Grantor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of Grantor where permitted by applicable law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by applicable law.

         (h) Grantor shall furnish promptly to Secured Party from time to time upon reasonable request by Secured Party schedules identifying and describing the Collateral in reasonable detail.

         (i) In the event that Grantor becomes aware that any item of the Collateral is infringed or misappropriated by a third party, Grantor shall promptly notify Secured Party in writing and shall take such actions as Secured Party deems reasonable and appropriate under the circumstances to protect such Collateral, including, without limitation, suing for infringement or misappropriation and for an injunction against such infringement or misappropriation. Any expense incurred in connection with such activities shall be borne by Grantor.

         (j) Grantor shall take all steps which it or Secured Party deems appropriate under the circumstances to preserve and protect the Collateral.

         (k) Grantor shall not change its name or the location of its principal place of business identified in section 4(n) hereof without at least ten (10) days' prior written notice to Secured Party.

         SECTION 6. Transfer and Other Liens. Grantor agrees not to (i) sell, transfer, assign or otherwise dispose of (by operation of law or otherwise), or grant any lease, license or option with respect to or any interest in, any item of the Collateral, except in the ordinary course of business, or (ii) create, grant or suffer to exist any Lien upon or with respect to any of the Collateral, except for the Liens created by this Security Agreement and the Permitted Liens.

         SECTION 7. Events of Default. The occurrence of any of the following events or conditions shall constitute an event of default (each, an "Event of Default") under this Agreement:

         (a) The occurrence and continuation of an Event of Default as defined in any of the Notes; or

         (b) Grantor fails to make, when due, any transfer, delivery, pledge, assignment or grant of Collateral required to be made by it hereunder and that failure continues unremedied for five (5) days after Secured Party gives written notice of that failure to Grantor; or

         (c) Any representation or warranty relied upon by Secured Party and made or repeated or deemed made or repeated by Grantor herein shall prove to be false or misleading in any material respect as of the date made or repeated or deemed to have been made or repeated.

         (d) The failure or refusal by Grantor to observe or perform, or the breach or violation of, any of the terms, obligations, agreements, covenants or warranties of this Agreement other than those specified in clauses (a) through
(c) above and that failure or refusal continues unremedied for ten (10) days after Secured Party gives written notice of such failure or refusal to Grantor.

         SECTION 8. Secured Party Appointed Attorney-in-Fact. Grantor hereby irrevocably appoints Secured Party Grantor's attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor or otherwise, from time to time upon the occurrence and during the continuance of an Event of Default and with prior written notice to Grantor, to take any action and to execute any instrument or document that may be necessary or that Secured Party may deem desirable to accomplish the purposes of this Agreement, including, without limitation:

         (a) to ask for,  demand,  collect,  sue for,  recover,  compromise,

receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

         (b) to receive, endorse and collect any drafts, instruments, chattel paper and other documents in connection with subsection (a) above and give full discharge for the same; and

         (c) to file any claims or take any action or to institute any proceedings that may be necessary or that Secured Party may deem desirable for the collection of any payments relating to any of the Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Collateral.

         The appointment set forth in this Section 8 is coupled with an interest and is irrevocable.

         SECTION 9. Secured Party May Perform. If Grantor fails to perform any agreement contained herein, Secured Party, with prior written notice to Grantor, may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by Grantor under
Section 13 hereof.

         SECTION 10. Secured Party's Duties. The powers conferred on Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the safe custody and preservation of, and the accounting for, moneys actually received by it hereunder, Secured Party shall have no duty as to any Collateral, whether or not Secured Party has or is deemed not to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral.

         SECTION 11. Remedies. If any Event of Default shall have occurred and be continuing:

         (a) Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the right and remedies of a secured party upon default under the Uniform Commercial Code in effect in the State of New York at such time (the "New York UCC") whether or not the New York UCC applies to the affected Collateral, and also may (i) require Grantor to, and Grantor hereby agrees that it shall at its own expense and upon request of Secured Party as quickly as practicable, assemble all or part of the documents and things embodying any part of the Collateral as directed by Secured Party and make them available to Secured Party at a place to be designated by Secured Party that is reasonably convenient to both parties and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Secured Party may deem commercially reasonable. Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale, without further notice, may be made at the time and place to which it was so adjourned.

         (b) Any and all cash proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral may, in the discretion of Secured Party, be held by Secured Party as collateral for and/or then or at any time thereafter applied in whole or in part by Secured Party against, all or any part of the Secured Obligations in such order as specified in the Note to the extent such order of application is not inconsistent with applicable law.

         (c) It is understood that Grantor shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the Secured Obligations.

         (d) Secured Party may exercise any and all rights and remedies of Grantor in respect of the Collateral, including, without limitation, any and all rights of Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, any of the Collateral.

         (e) All payments received by Grantor in respect of the Collateral shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Grantor and shall be forthwith paid over to Secured Party in the same form as so received (with any necessary endorsement or assignment).

         SECTION 13.  Indemnity and Expenses.

         (a) Grantor agrees to indemnify Secured Party and its shareholders, officers, directors, employees, agents and advisors, if any (each an "Indemnified Party") from and against any and all claims, losses, damages, liabilities, costs and expenses, including, without limitation, the reasonable fees and expenses of counsel and of any experts and agents (collectively, "Losses") arising out of or resulting from this Agreement (including, without limitation enforcement of this Agreement), except to the extent that such Losses are found in a final, nonappealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. This Section 13 shall survive any termination of this Agreement.

         (b) Grantor agrees to pay to Secured Party, upon written demand, the amount of any and all reasonable expenses (including, without limitation, the reasonable fees and expenses of its counsel and of any experts and agents) that Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Secured Party or (iv) the failure by Grantor to perform or observe any of the provisions hereof.

         SECTION 14.  Amendments; Waivers; Etc.

         (a) No amendment or waiver of any provision of this Agreement, and no consent to any departure of the terms by Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto, except as provided in Section 5(g) hereof, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         (b) No failure on the part of Secured Party to exercise, and no delay in exercising, any right, power or privilege hereunder shall operate as a waiver thereof or consent thereto; nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         SECTION 15. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be given and be effective as set forth in the Notes.

         SECTION 16. Continuing Security Interest; Assignments. This Agreement shall create a continuing security interest and Pledge in the Collateral and shall (i) remain in full force and effect until the payment in full of the Secured Obligations, (ii) be binding upon Grantor, its successors and permitted assigns and (iii) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of, and be enforceable by, Secured Party and its respective successors, and permitted transferees and assigns. Neither party hereto may assign, transfer or otherwise dispose of this Agreement or any of its rights, remedies, duties, agreements or obligations hereunder without the prior written consent of the other party hereto; provided, however, that Secured Party may assign or otherwise transfer all or any portion of such rights, remedies, duties, agreements and/or obligations to any person or entity in connection with the assignment or transfer of the Notes to such person or entity without obtaining such consent from Grantor but shall provide prior written notice thereof to Grantor. Any purported assignment, transfer or other disposition in violation of this Section 16 shall be null and void.

         SECTION 17. Release and Termination. Upon the payment in full of the Secured Obligations, the Pledge granted hereby shall automatically terminate and all rights to the Collateral shall revert to Grantor. Upon any such termination and reversion, Secured Party shall, at Grantor's expense, execute and deliver to Grantor such instruments and documents as Grantor shall reasonably request in writing to evidence such termination and reversion.

         SECTION 18. GOVERNING LAWS, JURISDICTION, ETC. (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY IN SUCH STATE WITHOUT REFERENCE TO CHOICE OF LAW PRINCIPLES. UNLESS OTHERWISE DEFINED HEREIN, TERMS USED IN ARTICLE 9 OF THE NEW YORK UCC ARE USED HEREIN AS THEREIN DEFINED. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR THE NOTES SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH SUCH PARTY HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH PARTY, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR THE NOTES BROUGHT IN ANY OF THE AFORESAID COURTS, THAT ANY SUCH COURT LACK PERSONAL JURISDICTION OVER SUCH PARTY. EACH SUCH PARTY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PARTY AT ITS ADDRESS IDENTIFIED PURSUANT TO SECTION 15 HEREOF. EACH SUCH PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER THE NOTES THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF SECURED PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY PARTY IN ANY OTHER JURISDICTION.

         (b) EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE NOTES BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENCE FORUM.

         (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE NOTES OR THE TRANSACTIONS THEREBY.

         SECTION 19. Cumulative Rights. All of Secured Partys' rights and remedies with respect to the Collateral, whether established hereby or by any other agreements or by law, shall be cumulative and may be exercised singularly or concurrently.

         SECTION 20. Severability. If any provision of this Agreement is invalid or unenforceable, then, to the extent possible, all of the remaining provisions of this Agreement shall remain in full force and effect and shall be binding on the parties hereto.

         SECTION 21. Entire Agreement. This Agreement, together with the Notes, contains the entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and prior writings with respect thereto.

         SECTION 22. Counterparts. This Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one agreement.


                    [SIGNATURES APPEAR ON THE FOLLOWING PAGE]




         IN WITNESS WHEREOF, Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                                     SAVE ON ENERGY, INC.



                                            By:_________________________________
                                      Name:
                                     Title:



Agreed and consented to as of the date first above written:

SWI HOLDINGS, INC.




By:________________________________
Name:         Wolfgang Wacker
Title:        President

                                    EXHIBIT A


                       CONVERTIBLE SECURED PROMISSORY NOTE